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                                                               Exhibit 10.164

                      DEBT PAYMENT AND STOCK PURCHASE AGREEMENT

     THIS DEBT PAYMENT AND STOCK PURCHASE AGREEMENT (the "Agreement") is made as of this 12th day of December, 1997, by and between Maxtor Corporation, a Delaware corporation ("Maxtor"), and Hyundai Electronics America, a California corporation ("HEA").

                                I.  RECITALS

     1.1 Maxtor is indebted to HEA in the principal sum of Two Hundred Sixty Five Million ($265,000,000) ("Total Principal"), and HEA is willing to consider $200,000,000 ("Partial Principal") as paid in full as of September 1, 1997 ("Payment Date") in exchange for issuance to HEA of Maxtor stock;

     1.2 HEA is willing to consider the Total Principal to have been reduced by the Partial Principal amount as of the Payment Date and that interest on such Partial Principal amount to have ceased accruing thereafter.

     1.3 Maxtor is authorized to issue up to 95,000,000 shares of Series A Preferred Stock, par value $.01 (the "Series A Preferred Stock"), having the rights and preferences set forth in Maxtor's Amended and Restated Certificate of Incorporation;

     1.4 Prior to the stock issuance contemplated herein, HEA owns 58,208,955 shares of Series A Preferred Stock, constituting all of the shares of Maxtor Corporation Series A Preferred Stock issued and outstanding;

     1.5 Maxtor and HEA now desire to enter into a stock purchase arrangement pursuant to which the Partial Principal amount shall be considered to be paid in full as of the Payment Date in exchange for newly issued shares of Maxtor's Series A Preferred Stock (the "New Shares"), as described below.

     NOW, THEREFORE, in consideration of the mutual agreements herein, the parties hereto agree as follows:

                               II.  AGREEMENT

     2.1 PAYMENT OF PARTIAL PRINCIPAL AND DELIVERY OF SHARES. At the Closing provided for in Section 2.2 hereof, Maxtor shall deliver to HEA a certificate evidencing the New Shares.

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     2.2  CLOSING.

          (a) Maxtor's delivery of the New Shares (the "Closing") shall occur at the offices of HEA, at 10:00 a.m. on December 12, 1997, or such other time and place as is mutually agreed upon (the "Closing Date").

          (b)  At the Closing:

               (i) Maxtor will deliver to HEA as payment in full of the Partial Principal amount a stock certificate representing 29,850,746 shares of Maxtor's Series A Preferred Stock registered in the name of Hyundai Electronics America; and

               (ii) Upon delivery of the the New Shares, the Partial Principal shall be considered to have been paid in full as of the Payment Date.

     2.3 MAXTOR'S REPRESENTATIONS AND WARRANTIES. Maxtor hereby represents and warrants to HEA, regarding the issuance and sale of the New Shares pursuant to this Agreement, that:

          (a) Maxtor has all requisite power and authority, including that required by law and Maxtor's Amended and Restated Certificate of Incorporation and Bylaws, to issue and sell the New Shares; and

          (b) The New Shares are free and clear of all liens, encumbrances, charges and assessments, and are subject to no restrictions with respect to transferability other than in compliance with applicable securities laws.

     2.4 HEA'S REPRESENTATIONS AND WARRANTIES. HEA hereby represents and warrants to Maxtor that HEA has all requisite legal power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

     2.5  MISCELLANEOUS.

          (a) SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators and assigns of the parties hereto.

          (b) FURTHER DOCUMENTS. Each party hereto agrees to execute and deliver any and all documents necessary to make effective the terms and provisions of this Agreement.

          (c) ENTIRE AGREEMENT. This Agreement contains the entire under-standing of the parties and shall not be amended except by a written instrument hereafter signed by each of the parties hereto.

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          (d)  COUNTERPARTS.  This Agreement may be executed in counterparts, each of which shall be an original and all of which, together, shall constitute one instrument.

          (e) SEVERABILITY. If a court of competent jurisdiction holds any portion of this Agreement to conflict with any federal, state or local law, such portion is hereby declared null and void in such jurisdiction, and this Agreement shall otherwise remain in full force and effect and be construed as if such portion had never been included herein.

          (f) WAIVER, DELAY. The waiver of a breach or default, or any delay in exercising any rights under this Agreement shall not constitute a waiver of any subsequent breach or default.

          (g) GOVERNING LAW. This Agreement shall be governed by the laws of the State of California.


     IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement as of the date first above written.

                              MAXTOR CORPORATION


                              By: /s/ Raja Venatesh
                                  -----------------


                              Title: Corporate Treasurer
                                     -------------------


                              HYUNDAI ELECTRONICS AMERICA


                              By: /s/ T.J. Thomas
                                 --------------------

                              Title: Vice President Finance &
                                     Chief Financial Officer

                                       3

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------------------------------------------------------------------------------
NUMBER                         A Delaware Corporation                   SHARES
------------------------------------------------------------------------------
------------------------------------------------------------------------------
PS-A0002                        Maxtor Corporation                  29,850,746
------------------------------------------------------------------------------
                   Authorized Common Stock, 110,000,000 Shares
                  Authorized Preferred Stock, 95,000,000 Shares
             Authorized Series A Preferred Stock, 95,000,000 Shares


This Certifies that Hyundai Electronics America is the record holder of Twenty-Nine Million Eight Hundred Fifty Thousand Seven Hundred Forty-Six Shares of Series A Preferred Stock of Maxtor Corporation transferable only on the share register of the Corporation, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed or assigned.

This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and the By-Laws of the Corporation and any amendments thereof, to all of which the holder of this Certificate, by acceptance hereof, assents.

See reverse of this certificate for information on how to obtain a statement of the rights, preferences, privileges and restrictions of each class or series of shares.


Witness the Seal of the Corporation and the signatures of its duly authorized officers this First day of December, A.D., 1997.

/s/ Glenn H. Stevens                              /s/ Michael R. Cannon
--------------------------------                  ----------------------------
Secretary                                                            President

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For Value Received, _____________________hereby sell, assign and transfer unto

______________________________________________________________________________

________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________Attorney

to transfer the shares on the share register of the within named Corporation with full power of substitution in the premises.

In presence of ______________________________________________________________

_________________________________________________Dated_______________________

NOTICE: The Signature of this assignment must correspond with the name as written upon the face of this Certificate, in every particular, without alteration or enlargement, of any change whatever.


THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

STOCKHOLDERS MAY OBTAIN, UPON REQUEST AND WITHOUT CHARGE, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, GRANTED TO OR IMPOSED UPON EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND UPON THE HOLDERS THEREOF FROM THE PRINCIPAL OFFICE OF THE CORPORATION.